UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2017

Amedica Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing. Other Events.

On April 18, 2017, Amedica Corporation (the “Company”), received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“NASDAQ”) indicating that the Company is not in compliance with Listing Rule 5250(c)(1) because the Company has failed to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Form 10-K”).

Under the NASDAQ Listing Rules, the Company has sixty days to submit a plan to NASDAQ as to how it plans to regain compliance with NASDAQ’s continued listing requirements. If the Company is still unable to file its Form 10-K by the end of that sixty day period, then the Company intends to submit a compliance plan on or prior to that date. If NASDAQ accepts the Company’s plan, NASDAQ can grant an exception of up to 180 calendar days from the filing’s due date, or until September 27, 2017, to regain compliance. The Company may regain compliance at any time during this 180-day period upon filing with the Securities and Exchange Commission its Form 10-K, as well as all subsequent required periodic financial reports that are due within that period. If NASDAQ does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a NASDAQ Hearings Panel.

The NASDAQ notification letter has no immediate effect on the listing of the Company’s common stock on the NASDAQ Capital Market.

Item 7.01. Regulation FD Disclosure.

On April 19, 2017, the Company issued a press release announcing that it will not be able to file its Annual Report on Form 10-K for its fiscal year ended December 31, 2016 within the 15-day extension period permitted under the rules of the Securities and Exchange Commission. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Amedica Corporation Press Release dated April 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDICA CORPORATION

Date: April 19, 2017	/s/ B. Sonny Bal
B. Sonny Bal
President and CEO